UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2011

Jabil Circuit, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14063	38-1886260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10560 Dr. Martin Luther King, Jr. Street North, St. Petersburg, Florida 33716

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (727) 577-9749

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 20, 2011, Jabil Circuit, Inc. (the “Company”) appointed Hai Hwai “HH” Chiang, currently the Company’s Senior Vice President, to fill the position of Executive Vice President, Chief Executive Officer, Materials Technology Group, currently held by John P. Lovato. Mr. Lovato, who is currently an “executive officer” as defined in Rule 3b-7 under the Securities Exchange Act of 1934, as amended, and was a “named executive officer” in our most recently filed proxy statement, will remain with the Company as Senior Vice President Corporate, but will no longer be considered an “executive officer” of Jabil. The changes in job status for Mr. Chiang and Mr. Lovato will be effective November 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JABIL CIRCUIT, INC.
(Registrant)

Date: October 26, 2011	By:	/s/ Robert L. Paver
Robert L. Paver, General Counsel and Corporate Secretary

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